SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


           Date of report (Date earliest event reported) May 24, 1999

                           METROPOLITAN EDISON COMPANY
               (Exact Name of Registrant as Specified in Charter)


PENNSYLVANIA                     1-446                   23-0870160
--------------------------------------------------------------------------------
(State or Other              (Commission              (IRS Employer
Jurisdiction of                File Number)           Identification No.)
Incorporation)



                 2800 Pottsville Pike, Reading, PA 19640-001
            -------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (610) 929-3601
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Item 5.     Other Events.
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      Metropolitan  Edison Company,  (the  "Registrant")  is filing herewith the following  exhibits in connection  with the offering by Met-Ed  Capital Trust of
4,000,000  7.35%  Trust  Preferred   Securities  pursuant  to  the  Registration
Statement of the Registrant, Met-Ed Capital Trust and Met-Ed Capital II, L.P. on Form S-3, as amended (File Nos. 333-62967, 333-62967-01, 333-62967-02) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Reference is made to the Prospectus dated May 24, 1999, for further information regarding the offering, including the use of proceeds.

Item 7.     Financial  Statements,   Pro  Forma  Financial  Information  and
-------     --------------------------------------------------------------------
            Exhibits.
            ---------

      (c)   Exhibits:

            1-A Underwriting Agreement, dated May 24, 1999, between Metropolitan Edison Company, Met-Ed Capital II, L.P., Met-Ed Capital Trust and Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Bank One Capital Markets Inc., Legg Mason Wood Walker, Incorporated and Salamon Smith Barney Inc. as representatives of the several underwriters, including themselves, named in Schedule II thereto providing for the issuance and sale of $100,000,000 aggregate liquidation amount of 7.35% Trust Preferred Securities.

            8     Opinion of Carter, Ledyard & Milburn


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                                   SIGNATURES
                                   ----------


      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                    Metropolitan Edison Company


                                    By:  /s/ T.G.Howson
                                         ---------------------------
                                          T.G.Howson
                                          Vice President and Treasurer


Date:   May 28, 1999





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